                                                                   EXHIBIT 10.7

                           INDEMNIFICATION AGREEMENT

                 This Indemnification Agreement (this "Agreement") is made as of the _____ day of __________, 1995, between Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust"), and ____________________ ("Indemnitee"), with reference to the following facts and objectives:

         A. Indemnitee is currently serving as a Trustee or officer of the Trust or has been elected or appointed a Trustee or officer of the Trust to take effect on a later date; the Trust conducts its business as general partner of SLT Realty Limited Partnership, a Delaware limited partnership.

         B. Section 7.4 of the Amended and Restated Declaration of Trust dated as of June 6, 1988, as amended February 1, 1995, of the Trust (the "Trust Declaration") and Section 8-301 (15) of the Maryland General Corporation Law (the "MGCL") provide that the provisions of Section 2-418 of the MGCL shall be fully applicable to the Trust and its Trustees (the "Trustees"), officers, employees and other agents, and Section 7.4 of the Trust Declaration obligates the Trust to indemnify its Trustees and officers to the fullest extent permitted by the aforesaid Section 2-418 or other applicable law.

         C. Each of Section 2-418 of the MGCL and Section 7.4 of the Trust Declaration specifically provides that the indemnification provided for therein is not exclusive, and each such Section thereby contemplates that agreements or other financial arrangements may be entered into between the Trust, on the one hand, and the Trustees or the Trust's officers, on the other hand, with respect to the indemnification of and advancement of expenses to such persons.

         D. In recognition of Indemnitee's need for substantial protection against personal liability in order to maintain Indemnitee's continued service to the Trust in an effective manner and Indemnitee's reliance on the Trust Declaration, and in part to provide Indemnitee with specific contractual assurance that the protection promised by the Trust Declaration will be available to Indemnitee (regardless of, among other things, any limitation or other amendment or revocation of Section 7.4 of the Trust Declaration or any change in the composition of the Trust's Board of Trustees (the "Board of Trustees")), the Trust desires to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the full extent (whether partial or complete) permitted by law, as set forth in this Agreement, and, to the extent trustees' and officers' insurance is maintained by the Trust, for the continued coverage of Indemnitee under such policy or policies.

                 NOW, THEREFORE, in consideration of the premises and of Indemnitee's continuing to serve the Trust directly or, at its request, another enterprise, the Trust and Indemnitee hereby agree as follows:

                 1.       D&O Liability Insurance.

                          (a)     Subject only to the provisions of Section
1(b) hereof, so long as Indemnitee shall continue to serve as a Trustee and/or officer of the Trust (or shall continue at the request of the Trust to serve as a trustee, director, officer, partner, employee or agent of another business trust, corporation, partnership, joint venture or other enterprise or an employee benefit plan), and thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Indemnitee was a Trustee and/or officer of the Trust or served in any of said other capacities, the Trust shall purchase and maintain in effect, including through the obtaining or exercise of appropriate "tail" coverage, one or more valid, binding and enforceable insurance policies issued by a reputable insurer or insurers protecting Trustees and Trust officers (subject to customary limitations and exceptions) against losses, costs and expenses arising out of any such claim, action, suit or proceeding ("D&O Insurance"), which D&O Insurance shall provide coverage in all respects at least comparable to that presently provided, and shall cause Indemnitee to be covered by such policy or policies.

                 The Trust shall not be required to maintain in effect the policy or policies of D&O Insurance contemplated by the first paragraph of this
Section 1(a) at any time at which (i) said insurance is not generally available, or (ii) in the reasonable business judgment of the persons then constituting the Board of Trustees, either (I) the premium cost for such insurance is substantially disproportionate to the amount of coverage afforded, or (II) the coverage provided by such insurance is so limited and/or subject to such exclusions that there is insufficient benefit to the Trust from such insurance; provided, however, that to the extent that the Trust maintains any D&O Insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Trustee or Trust officer under such policy or policies, and, further, that in the event the Trust does not purchase and maintain in effect the policy or policies of D&O Insurance contemplated by this Section 1(a), the Trust shall indemnify Indemnitee to the full extent of the coverage that would otherwise have been provided for the benefit of Indemnitee pursuant to such D&O Insurance.

                          (b)     The Trust's obligation under this Article 1
shall terminate as of the fifth anniversary of the date on which Indemnitee ceases to render any service or to act in any capacity specified in Article 3 hereof.

                 2. Basic Indemnity. The Trust hereby indemnifies Indemnitee, whether or not he is then an officer, to the fullest extent permitted by the provisions of Section 2-418 of the MGCL or any amendment thereof or by any other statute permitting such indemnification that is adopted after the date hereof.

                 3. Additional Indemnity. Subject only to the limitations and exclusions set forth in Article 5 hereof, and without limiting the provisions of the foregoing Article 2, the Trust hereby also expressly agrees that in the event Indemnitee is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any action, suit or proceeding, whether pending, threatened or completed, whether civil, criminal or administrative, and whether instituted by or in the name of the Trust or any other party, or any investigation or inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, by reason of (or arising in part out of) the fact that Indemnitee is or was a Trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a trustee, director, officer, partner, employee, agent or fiduciary of another business trust, corporation, partnership, joint venture or other enterprise or an employee benefit plan, or by reason of anything done or not done by Indemnitee in any such capacity (any such threatened, pending or completed action, suit or proceeding, or any such inquiry or investigation, a "Claim"), the Trust shall indemnify Indemnitee against any and all judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement), and any and all reasonable expenses, actually paid or incurred by Indemnitee in connection with or in respect of such Claim.

                 4. Advancing of Expenses. If so requested by Indemnitee, and subject only to the limitations and exclusions of Article 5 hereof, the Trust shall pay to Indemnitee or reimburse Indemnitee for any and all expenses actually and reasonably incurred by Indemnitee in connection with or in respect of any Claim (an "Expense Advance") in advance of the final determination thereof, in the manner provided in Section 11(a) hereof.

                 For purposes of this Agreement, "expenses" shall include attorneys' fees and all other costs, charges and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including an appeal), or preparing to defend, be a witness in or participate in, any Claim.

                 5. Limitation on Additional Indemnity and Advance Payment of Expense Advances. No indemnity pursuant to Article 3 hereof shall be paid by the Trust, nor shall the Trust be required to make Expense Advances under Article 4 hereof:

                          (a) For which and to the extent that payment or reimbursement of such amount is made to Indemnitee under any D&O Insurance;

                          (b) For which and to the extent that Indemnitee is indemnified, receives a recovery or is reimbursed other than pursuant to a policy of insurance or this Agreement;

                          (c) On account of any action, suit or proceeding for which and to the extent that judgment is rendered against Indemnitee (i) for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Trust pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar provisions of any Federal, state or local statutory law, or (ii) for a violation of any provision of the Securities Act of 1933, as amended, in connection with the offer or sale of securities of the Trust pursuant to a registration statement under said statute, unless either (I) in the opinion of counsel for the Trust, Indemnitee is entitled to such indemnification by controlling precedent, or (ii) a final adjudication by a court of competent jurisdiction holds that such indemnification is not against public policy as expressed in such statute;

                          (d) On account of any action, suit or proceeding in which a court of competent jurisdiction shall enter a final judgment that:

                                        (i)     The act or omission of
                                  Indemnitee was material to the matter giving rise to the proceeding and (I) was committed in bad faith; or (II) was that result of active and deliberate dishonesty; or

                                        (ii)    Indemnitee actually received an
                                  improper personal benefit in money, property or services; or

                                        (iii)   In the case of any criminal
                                  proceeding, Indemnitee had reasonable cause to believe that the act or omission was unlawful;

                          (e) On account of any action, suit or proceeding in which a court of competent jurisdiction shall enter a final judgment in a proceeding by or in the right of the Trust that Indemnitee is liable to the Trust; or

                          (f) If such payment by the Trust under this Agreement is not otherwise permitted by applicable law.

                 In addition, if Maryland law in effect at the time so requires, (i) the obligations of the Trust under Articles 3 and 4 hereof shall be subject to the condition that any "Determining Party" (as hereinafter defined) shall not have determined (in a written opinion in any case in which the "Independent Legal Counsel" (as defined in Article 6 hereof) is involved) that indemnification of Indemnitee is not permitted under applicable law or the expenses as to which Indemnitee requests payment or reimbursement are not reasonable, and (ii) the obligation of the Trust to make an Expense Advance pursuant to Article 4 hereof shall be subject to the condition that if, when and to the extent that any Determining Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, Indemnitee shall reimburse the Trust for all expenses paid; provided, however, that if as of the time any determination is made by the Determining Party that Indemnitee is under certain circumstances not permitted to be indemnified and/or that certain expenses are not reasonable, Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a final determination that Indemnitee should or may be indemnified under applicable law and/or that any expenses are not reasonable shall not be binding, and Indemnitee shall not be required to reimburse the Trust for any such expense until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

                 If there has not been a Change in Control (as hereinafter defined), or if such Change in Control was approved by a majority of the Board of Trustees who were Trustees immediately prior to such Change in Control, the "Determining Party" shall be such members of the Board of Trustees, such Independent Legal Counsel (other than with respect to the reasonableness of expenses), or such other person or persons as MGCL Section 2-418 (or any successor provisions) shall require. If, on the other hand, there has been a Change in Control not approved by such majority of the Board, the Determining Party shall be (i) as to whether indemnification is permitted under applicable law, the Independent Legal Counsel referred to in Article 6 hereof, and (ii) as to the reasonableness of expenses, such members of the Board of Trustees or such other person(s) as MGCL Section 2-418 (or any successor provision) shall require.

                 For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Trust or another business trust or corporation owned directly or indirectly by the shareholders of the Trust in substantially in the same proportions as their ownership shares of beneficial interest of the Trust, becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13(d)-3 under the Securities Exchange
Act) of securities of the Trust evidencing 8% or more of the total voting power evidenced by the Trusts's then outstanding securities that vote generally in the election of trustees ("Voting Securities"), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Trustees and any new Trustee whose election by the Board of Trustees or nomination for election by the Trust's shareholders was approved by the vote of at least two-thirds of the Trustees then still in office who were either Trustees at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Trustees, or (iii) the shareholders of the Trust approve a merger or consolidation of the Trust with any other business trust, corporation or other entity, other than a merger or consolidation that would result in the holders of Voting Securities outstanding immediately prior to such merger or consolidation continuing to have (by virtue of such Voting Securities either remaining outstanding or being converted into securities entitled to vote generally in the election of trustees or directors of the surviving entity) at least 80% of the total voting power evidenced by the Voting Securities or the voting securities of such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Trust approve a plan of complete liquidation of the Trust or an agreement for the sale or disposition by the Trust of (in one transaction or a series of affiliated transactions) all or substantially all of the Trust's assets.

                 If within 15 business days after Indemnitee submits a request for indemnification or for a payment or reimbursement of expenses hereunder, there has been no determination by the Determining Party, or if the Determining Party determines that Indemnitee is not permitted to be indemnified in whole or in part under applicable law and/or that the expenses as to which payment or reimbursement has been requested are not reasonable, Indemnitee shall have the right to commence litigation in any court in the States of Maryland or California having subject matter jurisdiction thereof and in which venue is proper, seeking an initial determination by the court or challenging any such determination by the Determining Party or any aspect thereof, including the legal or factual bases therefor, and the Trust hereby consents to service of process and to appear in any such proceeding.

                 6. Independent Legal Counsel. In the event that there is a Change in Control (other than a Change in Control that has been approved by a majority of the Board of Trustees immediately prior to such Change in Control), the Trust shall seek legal advice with respect to any and all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and payment or reimbursement of expenses under this Agreement or any other agreement or financial arrangement or the Declaration of Trust as now or hereafter in effect only from an attorney or firm of attorneys (the "Independent Legal Counsel") proposed by Indemnitee and selected by the Board of Trustees (or a committee thereof), or such other person(s) as MGCL Section 2-418 (or any successor provision) may require. Such Independent Legal Counsel, among other things, shall render its written opinion to the Trust and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Trust shall pay the reasonable fees and expenses of the Independent Legal Counsel and shall fully indemnify such counsel against all expenses, claims, liabilities, losses and damages arising out of or relating to this Agreement or such counsel's engagement pursuant hereto.

                 7. Indemnification for Additional Expenses. To the full extent permitted by law, the Trust shall indemnify Indemnitee against any and all expenses and, if requested by Indemnitee, shall (within 10 business days of such request) advance such expenses to Indemnitee, that are incurred by Indemnitee in connection with any Claim asserted against or action, suit or proceeding brought by Indemnitee for (i) indemnification or payment or reimbursement of expenses by the Trust and this Agreement, or any other agreement or the Trust Declaration each as now or hereafter in effect, relating to claims for indemnification or advancement of expenses, and/or (ii) recovery under any D&O Insurance policy or policies maintained by the Trust, if Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

                 8. Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Trust for some or a portion of the expenses, judgments, fines, penalties and amounts paid in settlement or incurred by Indemnitee in respect of a Claim, but not, however, for all of such amount, the Trust nevertheless shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful in the merits or otherwise in defense of any Claim, issue or matter, including dismissal without prejudice, Indemnitee shall be indemnified against all expenses incurred in connection with such defense.

                 9. No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any action, suit or proceeding by judgment, order or settlement (with or without court approval) shall not, of itself, create a presumption that Indemnitee's conduct was such that indemnity is not available pursuant to Article 3 hereof; provided, however, that the termination of any action, suit or proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable such presumption, and that the termination of any action, suit or proceeding by a settlement entered into by the Indemnitee at the request of the Trust shall create a rebuttable presumption that Indemnitee is entitled to indemnity hereunder.

                 Except as provided by the immediately preceding sentence, in connection with any determination by the Determining Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Trust to establish that Indemnitee is not so entitled. In addition, any attorneys' fees as to which Indemnitee requests indemnification or advancement shall be rebuttably presumed reasonable if and to the extent that such fees, if charged at an hourly rate, do not exceed the hourly rates then regularly charged by such attorney or attorneys.

                 10. Notification and Defense of Claims. Promptly after receipt by Indemnitee of notice of the commencement of any Claim, Indemnitee shall notify the Trust of the commencement thereof; provided, however, that the failure so to notify the Trust shall relieve the Trust from any obligation or liability that the Trust may have to Indemnitee under this Agreement only if and to the extent that the Trust's rights hereunder are prejudiced by such omission. If at the time the Trust receives such notice, the Trust has D&O Insurance in effect, the Trust shall give prompt notice of the commencement of Claim to the insurer(s) in accordance with the procedures set forth in the policy or policies in favor of Indemnitee. The Trust thereafter shall take all necessary or desirable action to cause such insurer(s) to pay, or advance, to or on behalf of Indemnitee, all losses, costs and expenses payable as a result of such Claim in accordance with the terms of such policy or policies. The provisions of this Agreement shall in no way relieve or modify any obligation(s) or liability or liabilities of any insurer under any D&O Insurance or other applicable insurance policy.

                 With respect to any Claim as to which Indemnitee notifies the Trust of the commencement thereof:

                          (a) The Trust shall be entitled to participate therein at its own expense.

                          (b) Except to the extent such Claim is brought by or in the right of the Trust and/or as otherwise provided below, to the extent that it may wish, the Trust, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense of Indemnitee in respect of such Claim, at the Trust's own expense, with counsel approved by Indemnitee, whose approval shall not be unreasonably withheld. After notice from the Trust to Indemnitee of the Trust's election so to assume such defense, the Trust shall not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than as expressly provided to the contrary below. Indemnitee shall have the right to employ his own counsel in connection with such Claim, but the fees and expenses of such counsel incurred after notice from the Trust of its assumption of the defense thereof shall be at the expense of Indemnitee unless:

                                  (i)      Such retention (or continued
                 retention) of counsel by Indemnitee has been authorized or consented to by Trust;

                                  (ii) Counsel employed by Indemnitee shall have concluded that there is or may be a conflict of interest between Indemnitee and the Trust with respect to such action, in which event counsel employed by Indemnitee also shall be entitled to participate in the defense of Indemnitee in connection with such Claim;

                                  (iii)     The counsel retained by the Trust
                 to assume the defense of Indemnitee in such proceeding shall also be representing in such action the Trust and/or one or more other parties; such counsel shall have concluded that there is an actual conflict of interest between Indemnitee and the one or more of such other parties (including, if applicable, the Trust); and within 10 business days after the Trust is notified of such conflict, separate counsel shall have been retained by the Trust to represent either the party or parties with whom there is such conflict of interest or Indemnitee (in which case such counsel shall be selected by Indemnitee and approved by the Trust, whose approval shall not be unreasonably withheld); or

                                  (iv)     The Trust shall not in fact have
                 retained counsel to assume the defense of Indemnitee in connection with such action.

         In each of the above cases, the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Trust.

                          (c) The Trust shall not be required to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Claim effected without the Trust's written consent. The Trust shall not settle any Claim in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Trust nor Indemnitee shall unreasonably withhold consent to any such proposed such settlement.

                 11.      Indemnification and Expense Advancement Requests.

                          (a)     Advancement of Expenses.

                                  (i)      Indemnitee shall, in order to
                 request payment or reimbursement of expenses pursuant to
                 Article 4 hereof, submit to the Board of Trustees a statement or request for advancement of expenses substantially in the form of Exhibits 1 or 1A attached hereto and made a part hereof (the "Expense Advancement Request").

                                  (ii)     Within 10 business days after
                 receipt of a properly completed Expense Advancement Request and an invoice or other statement of the expenses to be advanced, the President, the Chief Executive Officer, a Vice President or General Counsel of the Trust shall authorize the Trust's payment or reimbursement of said expenses, whereupon such payment(s) or reimbursement(s) shall immediately be made. No security shall be required in connection with any Expense Advancement Request, and it shall be accepted without reference to Indemnitee's financial ability to make repayment.

                          (b)     Indemnification.

                                  (i)      Indemnitee, in order to request
                 indemnification pursuant to Article 3 hereof, shall submit to the Board of Trustees a statement of request for indemnification substantially in the form of
                 Exhibit 2 attached hereto and made a party hereof (the "Indemnification Request").

                                  (ii)     Any and all payments on account of
                 the Trust's indemnification obligations under Article 3 hereof shall be made within 10 business days of the Trust's receipt of a duly completed Indemnification Request with respect thereto.

                 12. Continuation of Indemnity; Indemnity Not Exclusive. All agreements and obligations of the Trust contained herein shall continue during the period Indemnitee is a Trustee and/or officer of the Trust (or serves at the request of the Trust as a trustee, director, officer, partner, employee or agent of another business trust, corporation, partnership, joint venture or other enterprise or an employee benefit plan) and shall continue thereafter so long as Indemnitee shall be subject to any possible Claim.

                 The rights and benefits of Indemnitee and the obligations of the Trust under this Agreement shall be in addition to, and shall not supersede, limit or be in lieu of, the provisions, if any, relating to the indemnification of Indemnitee by the Trust in the Trust Declaration, the Trustee's Regulations of the Trust, any resolution or resolutions of the Board of Trustees, any other agreement or financing arrangement, the provisions of policies of insurance of the Trust, or other applicable law.

                 13. Subrogation. In the event of payment or reimbursement by the Trust under this Agreement, the Trust shall be subrogated to the extent of such payment or reimbursement to any and all rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of any and all such documents as may be necessary to enable the Trust effectively to enforce such rights.

                 14. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if
(i) delivered by hand and receipted for by the party to whom such notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which so mailed:

         If to Indemnitee, to:    ____________________________________

                                  ____________________________________

                                  ____________________________________


         If to the Trust, to:     Starwood Lodging Trust
                                  11845 W. Olympic Boulevard
                                  Suite 550
                                  Los Angeles, California  90064
                                  Attention:  President
or to such other address as may have been furnished to Indemnitee by the Trust or to the Trust by Indemnitee, as the case may be.

                 15. Severability. If any provision of this Agreement or the application of any such provision to any person or circumstance is held by a court of competent jurisdiction invalid, void or otherwise unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, void or otherwise unenforceable shall be reformed to the extent (and only to that extent) necessary to make it enforceable.

                 16. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one document.

                 17. Captions. The captions of the Articles to this Agreement have been included herein for convenience of reference only, and this Agreement shall not be construed by reference thereto.

                 18.      Governing Law; Binding Effect; Amendment and
                          Termination.

                          (a) This Agreement is made and entered into pursuant to Section 2-418 of the MGCL, and this Agreement shall be governed by and its provisions interpreted and enforced in accordance with the laws of the State of Maryland applicable to contracts made and to be performed in such State without giving effect to the principles of conflicts of laws.

                          (b) This Agreement shall be binding upon and inure to the benefit of (i) the Trust and its successors and permitted assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Trust), and (ii) Indemnitee, his or her spouse, heirs, executors, personal and legal representatives and other successors and permitted assigns. Neither this Agreement nor any right or obligation hereunder may be assigned, delegated or otherwise transferred by Indemnitee voluntarily during his lifetime or by the Trust, except that the Trust shall require and cause any successor to expressly assume and agree (by a writing in form and substance satisfactory to Indemnitee, whose approval shall not be unreasonably withheld) to perform this Agreement in the same manner and to the same extent that the Trust would have been required to perform if no such succession had taken place.

                          (c)     No amendment, supplement or other
         modification, termination of this Agreement shall be effective unless executed in writing by both of the parties hereto. No waiver of any provision or provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision or provisions hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver.

                 19.      Other Indemnification Agreements.

                          (a)     This Agreement supersedes and replaces any
prior Indemnification Agreement between the Trust and Indemnitee which covers similar rights and obligations between Indemnitee and the Trust; provided however that Indemnitee and the Trust shall retain any and all rights and obligations under any such prior agreement which may have accrued or be applicable to any period prior to the date of this Agreement.

                          (b)     If Indemnitee has entered into, or in the
future enters into, an Indemnification Agreement with Starwood Lodging Corporation, a Maryland corporation, similar to this Agreement, then if and to the extent that Indemnitee is entitled to indemnification against and/or advancement of any judgement(s), fine(s), penalty(ies), amount(s) paid in settlement, cost(s) and/or expense(s) both under this Agreement and such other Indemnification Agreement, Indemnitee shall be entitled to seek such indemnification and/or reimbursement under either or both said agreements, as Indemnitee may elect, but any and all such requests for indemnification and/or advancement or expenses shall be subject to the provisions of paragraph (b) of
Section 5 of this Agreement.

                 20. Disclaimer. The name "Starwood Lodging Trust" is a designation of a Maryland real estate investment trust and its trustees (as trustees but not personally) under an Amended and Restated Declaration of Trust dated as of June 6, 1988, as amended, and all persons dealing with such trust must look solely to such trust property for enforcement of any claims against such trust, the trustees, officers, agents and security holders of such trust assume no personal liability for obligations entered into on behalf of such trust and the respective property shall not be subject to the claims of any person relating to any such obligations.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                             STARWOOD LODGING TRUST


                                             By:________________________________

                                             Its:_______________________________


                                             ___________________________________

                                             ____________________, Indemnitee

                                   Exhibit 1

                          Expense Advancement Request

                 I, _______________________, do hereby affirm, undertake and agree as follows:

                 1. This Expense Advancement Request is submitted pursuant to the Indemnification Agreement dated as of ___________________, 1995 (the "Indemnification Agreement"), between Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust"), and the undersigned.

                 2. I am requesting that the Trust pay or reimburse to me certain expenses that I have incurred in connection with the following civil, criminal, administrative or investigative action, suit or proceeding to which I am a party (the "Claim"):

                 _______________________________________________________________

                 _______________________________________________________________

                 3. The expenses payment or reimbursement of which is requested are itemized below:

                 _______________________________________________________________

                 _______________________________________________________________

                 4. It is my good faith belief that in connection with the matters that are the subject of the Claim, I have met the standard of conduct necessary for indemnification by the Trust pursuant to Section 2-418 of the Maryland General Corporation Law (a copy of which has been provided to me).

                 5. If it shall be ultimately determined that in connection with the matters that are the subject of the Claim, I have not met such standard of conduct, I will repay to the Trust the amounts paid or reimbursed by the Trust pursuant hereto.



                                             ___________________________________

                                   Exhibit 1A

                          EXPENSE ADVANCEMENT REQUEST

                 I, ______________________, do hereby affirm, undertake and agree as follows:

                 1. This Expense Advancement Request is submitted pursuant to the Indemnification Agreement dated as of ____________________, 1995 (the "Indemnification Agreement"), between Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust"), and the undersigned.

                 2. I hereby request that the Trust pay directly the fees, expenses and other charges of my legal counsel, ____________________, in connection with the following civil or criminal, administrative or investigative action, suit or proceeding to which I am a party (the "Claim"):

                 _______________________________________________________________

                 _______________________________________________________________

                 _______________________________________________________________

                 3. It is my good faith belief that in connection with the matters that are the subject of the Claim, I have met the standard of conduct necessary for indemnification by the Trust pursuant to Section 2-418 of the Maryland General Corporation Law (a copy of which statute has been provided to me).

                 4. If it shall be ultimately determined that in connection with the matters that are the subject of the Claim, I have not met such standard of conduct, I will repay to the Trust the amounts paid by the Trust pursuant hereto.



                                             ___________________________________

                                   Exhibit 2

                            Indemnification Request

                 I, _________________________, do hereby affirm, undertake and agree as follows:

                 1. This Indemnification Request is submitted pursuant to the Indemnification Agreement dated as of __________________, 1995 (the "Indemnification Agreement"), between Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust"), and the undersigned.

                 2. I am requesting indemnification against the following expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement, paid or incurred by me in connection with suit, action, investigation, inquiry or other proceeding also described below:

                 _______________________________________________________________

                 _______________________________________________________________

                 _______________________________________________________________

                 3. With respect to all matters related to such proceeding, I am entitled to be indemnified pursuant to the aforesaid Indemnification Agreement.



                                             ___________________________________

                               AMENDMENT NO. 1 TO
                           INDEMNIFICATION AGREEMENT


                                _______________



Starwood Lodging Trust
11835 West Olympic Boulevard
Suite 695
Los Angeles, CA  90064

             Re: Indemnification Agreement

Gentlemen:

  Please refer to the Indemnification Agreement (the "Agreement") dated as of ____________________, between Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust") and the undersigned ("Indemnitee").

  Defined terms used herein have the same meaning as in the Agreement.

  This confirms our understanding that nothing contained in the Agreement is intended to, nor shall be deemed as, an agreement to indemnify or to advance expenses to the Indemnitee to the extent that the Indemnitee brings any action, suit or proceeding or causes any such action, suit or proceeding to be brought, against the Trust or any of the Trustees of the Trust other than an action, suit or proceeding against the Trust for the Trust's alleged breach of the Agreement.

                               Yours very truly,





AGREED TO:

Starwood Lodging Trust,
a Maryland real estate investment trust



By:____________________

Its:___________________